                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 30, 2008

                       NATIONAL BEEF PACKING COMPANY, LLC
             (Exact Name of Registrant As Specified in Its Charter)

         Delaware                   333-111407                  48-1129505
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

               12200 North Ambassador Drive, Kansas City, MO 64163
              (Address of Principal Executive Office and Zip Code)

       Registrant's telephone number, including area code: (800) 449-2333

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers

     Effective  December 30, 2008, we negotiated an agreement with Mr. Miller to continue to serve as our Chief Executive Officer until the earlier of (a) August
28, 2010 unless extended (the "Expiration Date") or (b) the date such employment shall  otherwise  have been  terminated  under the  employment  agreement or the closing of the  transaction to sell the Company to JBS S.A. under the Membership
Interest Purchase Agreement dated February 29, 2008 as amended from time to time
(the  "Termination  Date").  Mr.  Miller  shall  be paid  an  annual  salary  of
$1,100,000.  In addition to his salary, Mr. Miller shall receive an annual bonus based on our earnings  before taxes for each year and a long term bonus based on our earnings before  interest and taxes.  Mr. Miller also is entitled to receive certain  benefits  described in his  employment  agreement  and other  customary
benefits  in  accordance  with  our  Company   policies.

     Mr.  Miller's  annual  "earnings-based"  bonus  is  computed  applying  the following formula: (a) if the Company's cumulative earnings before taxes ("EBT")
during the fiscal year exceeds  $20,000,000,  2.75% of such excess, up to EBT of
$80,000,000;  plus (b) if such cumulative EBT exceeds $80,000,000,  1.0% of such excess.  Mr.  Miller's long term bonus is based on the following  formula and is subject to Mr. Miller continuous  employment through August 28, 2010: (a) if the
Company's  cumulative  earnings  before  interest and taxes ("EBIT")  during the period  from the first day of fiscal  year 2009  through  the last day of fiscal year 2010 exceeds  $76,667,000,  6.0% of such excess,  up to cumulative  EBIT of
$100,000,000;  plus (b) if such  cumulative EBIT exceeds  $100,000,000,  2.0% of such excess.

     If we terminate Mr. Miller's  employment  without cause or if he terminates his employment  with good reason,  he will continue to receive his  then-current salary and specified bonuses and we will maintain certain fringe benefits on his behalf for the remainder of the term specified in his employment agreement.  Mr.
Miller's employment  agreement also contains a covenant not to compete,  subject to certain conditions.

Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits. The following exhibits are filed pursuant to Item 9.01.

     10.1 Employment  Agreement  dated as of  December  30,  2008 by and between
          National Beef Packing Company, LLC and John R. Miller.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      National Beef Packing Company, LLC
Date:  January 6, 2009

                                      By: /s/ Jay D. Nielsen
                                         --------------------------------------
                                         Jay D. Nielsen, Chief Financial Officer